Investor Presentation August 2013 Exhibit 99.2

Forward Looking Statements

Some of the information in this news release may contain forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Forward-looking statements give our current expectations and may contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,”
“plan,” “estimate,” “anticipate,” “could,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties.
Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in Hi-Crush’s reports filed with the Securities and Exchange
Commission (“SEC”), including those described under Item 1A of Hi-Crush’s Form 10-K for the fiscal year ended December 31, 2012 and any subsequently filed Form 10-Q. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties.  Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include:  the volume of frac sand we are able to sell; the price at which we are able to sell frac sand; the outcome of any pending litigation; changes in the price and availability of natural gas or electricity; changes in prevailing economic conditions; and
difficulty collecting receivables.  All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements.  Hi-Crush’s forward looking statements speak only as of the date made and Hi-Crush undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Our Platform for Growth

Increasing Northern
White sand usage
Constraints on
supply growth
Increased drilling
and completion
efficiencies
Market favors API
spec, consistently
high quality sand
Lowest-cost producer
53.9 million ton
reserve base with
significant cost
structure advantages
Fixed price /
volume contracts
with 2.5 years
weighted
average life
Tenured
relationships with
customers
Strong Industry
Fundamentals
High Quality
Reserve Base
Industry
Leading Cost
Advantage
Long-Term,
Contracted
Cashflow
State-of-the-art,
efficient and
modern plant
design
Rail logistics
capabilities

Extensive expertise in
developing sand mining
and processing facilities
Substantial management
ownership incentivized
by distribution growth
Increased volume
Contributions from
sponsor
Organic expansion
Acquisitions
Maximizing Opportunities for Unit Holders
Multiple
Growth
Opportunities
Experienced
Management
Financial
Flexibility
Strong balance
sheet and
contractual cashflow
Cost of capital
advantage via MLP
structure

Leveraging Trends
Dynamics of market continue to change
Premium white sand continues to gain share of proppant market
Flexibility and scale to meet customer volume and timing needs
Proppant providers must be able to “spec-in” immediately
Barriers to entry continue to expand
Industry is ripe for consolidation
Increased
Logistics
Capabilities
Integration with
Customer
Supply Chain

Platform for the Future

Long-Term,
Contracted
Cashflow
High Quality
Reserve Base
Strong
Industry
Fundamentals
Industry
Leading Cost
Advantage
Multiple
Growth
Opportunities
Experienced
Management
Financial
Flexibility
Integration
with Customer
Supply Chain
Increased
Logistics
Capabilities

Distribution Growth
Expected to raise distribution paid for Q4 2013
2014 distribution guidance of low double digit growth over 2013
2014
Low
Double-Digit
Distribution
Growth
$0.475
Minimum
Quarterly
Distribution
Q4 2013
Distribution
Increase

Rapid Growth in Demand for Raw Sand
Proppant Consumed by Volume
Source: The Freedonia Group, March 1, 2012
Raw sand projected to increase as a percentage of proppant market, averaging at least 75% by volume
8
Million Tons
2.1
6.3
21.7
30.7
40.2
$68
$54
$40
Raw Frac Sand Price
$82
Raw Frac Sand Ceramics Other Resin Coated Sand
1.5
4.6
16.7
23.8
31.5
0.0
5.0
10.0
15.0
20.0
25.0
30.0
35.0
40.0
45.0
$34
2001 2006 2011 2016 2021

9 Increase in Proppant Intensity Source: The Freedonia Group. 0 200 400 600 800 1000 1200 0 10,000 30,000 40,000 50,000 60,000 2001 2006 2011 2016E 2021E Wells Drilled Tons of Proppant / Well 20,000

Marcellus Production Doubles 2011-2015

Bcf/d
Source: Wood Mackenzie (December 2012)
0
2
4
6
8
10
12
14
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Hi-Crush has 3x as many
distribution outlets in Marcellus
as closest competitor

Utica Permitting Accelerates

Hi-Crush has 2x as many
terminals in Utica as closest
competitor
Source: Ohio Department of Natural Resources
0
5
10
15
20
25
30
35
40
45
50
1/10 3/10 5/10 7/10 9/10 11/10 1/11 3/11 5/11 7/11 9/11 11/11 1/12 3/12 5/12 7/12 9/12

Logistics Flexibility Critical
Augusta Facility
Wyeville Facility
Sandstone
Formations
Access to all major US oil and gas
basins
Twelve destination terminals across
Marcellus & Utica
Network of Midwest origin transload
terminals, serviced by rail
Direct loading of unit trains
Links supply with nearby terminal
facilities
Relationships with multiple railroads
Collaborative relationship with Union
Pacific
Shale Basins
Current Shale Plays
Prospective Shale Plays
D&I Facilities

Leader in Low Costs

0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
$0.00
$5.00
$10.00
$15.00
$20.00
3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013
Qrtly Costs Rolling Costs - Last Twelve Months Qtrly Tons Sold

Delivering Benefits, Creating Value

Successful assimilation of corporate cultures
Integration of our logistics programs
Integration of our internal and external financial reporting systems
Establishment of a new unified corporate brand identity
Key hires for sales and other positions; establish a new sales office in the Marcellus
Identifying projects to enhance existing facilities

Transaction Creates Substantial Unit Holder Value
•
Access to biggest distribution network in Marcellus & Utica
Enhances Long-Term Revenue Growth and Margin Potential
•
More robust platform for products, replication across system
Achieves Broad Synergies
•
Rail expertise, increases sales and margins
Forges Clear Path to Grow Distributions
•
Compelling growth for HCLP unit holders
Continue To Have A Strong Balance Sheet
•
Conservative coverage, distribution growth
D&I Transaction Summary

Multiple Future Opportunities

Contracting Wyeville capacity,
spot sales
Future contributions from
Augusta and sponsor-level
projects in development
Sponsor owns or has options
on additional acres of
undeveloped land
Industry ripe for consolidation
of small, private sand
companies
Incremental
Volume
Contributions
Organic
Expansion
M&A

17 Second Quarter 2013

Second Quarter Summary

Three Months Three Months
Ended Ended
June 30, 2013 June 30, 2012
Successor Predecessor
Revenues $ 27,101 $ 20,643
Cost of goods sold (including depreciation, depletion and
amortization)
11,585 5,495
Gross profit 15,516 15,148
Operating costs and expenses:
General and administrative 3,847 1,650
Exploration expense 45 220
Accretion of asset retirement obligation 30
6
Income from operations 11,594 13,272
Other income (expense):
Income from preferred interest in Hi-Crush Augusta LLC 3,750 -
Interest expense
(663) (1,457)
Net income $ 14,681 $ 11,815
Earnings per unit:
Common units - basic and diluted $ 0.53
Subordinated units - basic and diluted $ 0.53
Weighted average limited partner units outstanding:
Common units - basic and diluted 13,992,894
Subordinated units - basic and diluted 13,640,351

Second Quarter Summary

Three Months Three Months
Ended Ended
June 30, 2013 June 30, 2012
Successor Predecessor
Reconciliation of EBITDA and Distributable Cash
Flow to Net Income:
Net income $ 14,681 $ 11,815
Depreciation, depletion and amortization 1,085 489
Income tax expense - -
Interest expense 663 1,457
EBITDA $ 16,429 $ 13,761
Less:
Less: Cash interest paid (370)
Less: Maintenance and replacement capital expenditures,
including accrual for reserve replacement (1) (484)
Add: Accretion of asset retirement obligation 30
Distributable cash flow $ 15,605
(1)  Maintenance and replacement capital expenditures, including accrual for reserve replacement, were determined based on an estimated reserve replacement cost of $1.35 per ton sold during the period.  Such expenditures include those associated with the replacement of equipment and sand reserves, to the extent that such expenditures are made to maintain our long-term operating capacity.  The amount presented does not represent an actual reserve account or requirement to spend the capital.

Production Costs per Ton Sold from Wyeville

Hi-Crush Partners LP
Production Costs per Ton Sold from our Wyeville Facility
Fiscal Quarter: 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013
Predecessor Successor Pro-Forma
Sand Sold (tons) 126,036      206,557      222,658      316,599      186,957      191,446      378,403      248,158      312,730      358,162
Production costs ($ in thousands) $ 2,192      $ 3,806      $ 4,597      $ 5,006      $ 2,644      $ 2,437      $ 5,081      $ 3,845      $ 5,509      $ 4,758
Production costs per ton $ 17.39      $ 18.43      $ 20.65      $ 15.81      $ 14.14      $ 12.73      $ 13.43      $ 15.49      $ 17.62      $ 13.28
9 months
ended
12 months
ended
3 months
ended
12 months
ended
12 months
ended
12 months
ended
12 months
ended
12 months
ended
12 months
ended
Trailing Twelve Months 9/30/2011 12/31/2011 3/31/2012 6/30/2012 9/30/2012 9/30/2012 12/31/2012 3/31/2013 6/30/2013
Predecessor Successor
Sand Sold (tons) 126,036      332,593      222,658      871,850      726,214      191,446      1,124,217   1,165,818   1,255,890   1,297,453
Production costs ($ in thousands) $ 2,192      $ 5,998      $ 4,597      $ 15,601     $ 12,247     $ 2,437      $ 18,490     $ 18,529     $ 19,441     $ 19,193
Production costs per ton $ 17.39      $ 18.03      $ 20.65      $ 17.89      $ 16.86      $ 12.73      $ 16.45      $ 15.89      $ 15.48      $ 14.79

Wyeville Production Costs – Non-GAAP Recon.

Hi-Crush Partners LP
GAAP Reconciliation of Production Costs of Wyeville Facility to Cost of Goods Sold
Fiscal Quarter: 3Q 2011 4Q 2011 1Q 2012 2Q 2012 4Q 2012 1Q 2013 2Q 2013
(Amounts in thousands)
Predecessor Successor Pro-Forma
Cost of goods sold $ 2,498      $ 3,949      $ 4,776      $ 5,495      $ 3,065      $ 2,832      $ 5,897      $ 4,313      $ 5,782      $ 11,585
Other cost of sales    -              -              -              -              -              -              -              -              -           (5,742)
Depreciation, depletion and amortization (306)           (143)           (179)           (489)           (421)           (395)           (816)           (468)           (273)           (1,085)
Production costs $ 2,192      $ 3,806      $ 4,597      $ 5,006      $ 2,644      $ 2,437      $ 5,081      $ 3,845      $ 5,509      $ 4,758
3Q 2012